INDIVIDUAL SINGLE PREMIUM
DEFERRED VARIABLE LIFE INSURANCE POLICY
ISSUED BY
Independence Variable Life Separate Account
(formerly named Keyport America Variable Life Separate Account)
OF
INDEPENDENCE LIFE AND ANNUITY COMPANY
(formerly named Keyport America Life Insurance Company)
SUPPLEMENT DATED MAY 3, 2001
TO
PROSPECTUS DATED MAY 1, 1995

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On November 1, 2000, Liberty Financial Companies, Inc. ("LFC"), a Massachusetts corporation ("LFC"), the indirect corporate parent of Independence Life and Annuity Company ("Independence Life") announced that it has retained the investment banking firm of Credit Suisse First Boston Corporation to review its strategic alternatives, including a possible sale of LFC. On May 2, 2001, LFC signed a definitive agreement to sell its annuity and bank marketing businesses, which include Independence Life, to Sun Life Financial Services of Canada Inc. ("Sun Life"). The transaction is subject to customary conditions to closing, including receipt of approvals by various state insurance regulators in the United States, certain other regulatory authorities in the United States and Canada and LFC's shareholders. The transaction is expected to close in the second half of 2001.

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Client Service Hotline
800-367-3653

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110

INDYVLI.SUP(3)	05/01